LOCK-UP AGREEMENT

     This AGREEMENT (the "Agreement") is made as of the 15th day of January, 2001, between the undersigned (the "Undersigned") and Vizacom Inc., a Delaware corporation (the "Company").

     NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, the Undersigned agrees as follows:

     1. BACKGROUND. The Undersigned acknowledges that the Company has required, and the Undersigned has agreed, to refrain from selling certain quantities of securities of the Company for a period of six (6) months following the execution and delivery of the consulting agreement ("Consulting Agreement"), dated the date hereof, between the Company and the Undersigned. To induce the Company to proceed with such Consulting Agreement, the Undersigned has entered into this Agreement.

     2. RESTRICTION. The Undersigned hereby agrees that from the date hereof to and including the date six (6) months hereafter, the Undersigned will not directly or indirectly issue, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of the 100,000 shares of common stock, par value $.001 per share, of the Company (the "Common Stock") issued to the Undersigned pursuant to the Consulting Agreement and represented by certificate no. _____________ without the prior written consent of the President of the Company. The Undersigned further agrees that the Company is authorized to place "stop orders" on its books to prevent any transfer of such securities of the Company by the Undersigned in violation of this Agreement. Notwithstanding the foregoing, in the event the Company fails to file any report or reports on a timely basis with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act of 1934, as amended, and such failure results in the Company losing its eligibility to file registration statements on Form S-3 for a period of at least thirty (30) consecutive days, the restrictions contained herein shall be terminated.

     3. RELIANCE BY THE COMPANY, UNDERWRITERS AND OTHER STOCKHOLDERS. The Undersigned acknowledges that the Company is relying upon the agreements of the Undersigned contained herein, and that the failure of the Undersigned to perform the agreements contained herein could have a detrimental effect upon any proposed offering. Accordingly, the Undersigned understands and agrees that the Undersigned's agreements herein are irrevocable.

     4. ARBITRATION. Any dispute arising between the parties under this Agreement, including but not limited to those pertaining to the formation, validity, interpretation, effect or alleged breach of this Agreement, will be submitted for binding arbitration to the American Arbitration Association in New York, New York before a panel of three arbitrators, provided the Undersigned shall be entitled to select one arbitrator, the Company shall be entitled to select one arbitrator and the third arbitrator shall be

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selected  by  mutual  agreement  of  the  parties,  provided,  further,  if  the parties cannot agree on the third arbitrator, such arbitrator shall be selected by the other two arbitrators. Each party shall pay the fees of their respective attorneys, the expenses of their witnesses and any other expenses connected with presenting their claim. Other costs of the arbitration, including the fees of
the  arbitrator,   cost  of  any  record  or  transcript  of  the   arbitration,
administrative fees, and other fees and costs shall be borne equally by the parties.

     5.   MISCELLANEOUS.

          (a) At any time, and from time to time, after the signing of this Agreement, the Undersigned will execute such additional instruments and take such action as may be reasonably requested by the Company to carry out the intent and purposes of this Agreement.

          (b) This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent that the securities laws of the State in which the Undersigned resides and federal securities laws may apply.

          (c) This Agreement contains the entire agreement of the Undersigned with respect to the subject matter hereof.

          (d) This Agreement shall be binding upon the Undersigned, his legal representatives, successors and assigns.

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     IN WITNESS WHEREOF,  and intending to be legally bound hereby,  the parties hereto have executed this Agreement as of the day and year first above written.

                                   SOS RESOURCE SERVICES, INC.


                                   By:        /s/ Salvatore Russo
                                      -------------------------------
                                      Name:   Salvatore Russo
                                      Title:  President


                                   VIZACOM INC.


                                   By:      /s/ Alan Schoenbart
                                      -------------------------------
                                      Name:   Alan Schoenbart
                                      Title:  CFO

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